UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

Green Brick Partners, Inc.
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(Exact name of registrant as specified in its charter)

_______Delaware_______ (State or other jurisdiction of incorporation)	_______001-33530_ ____ (Commission File Number)	_____20-5952523_____ (I.R.S. Employer Identification Number)
2805 Dallas Parkway, Suite 400 ____Plano, Texas _____ (Address of principal executive offices)	_____ 75093_____ (Zip code)
Registrant’s telephone number, including area code: (469) 573-6755
(Former name or former address, if changed since last report)
Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2017, Green Brick Partners, Inc. (“Green Brick”) issued a press release announcing its preliminary results of operations for the quarterly period and fiscal year ended December 31, 2016. A copy of the press release is furnished hereto as Exhibit 99.1 and a copy of Green Brick's Fourth Quarter 2016 Investor Call Presentation is furnished hereto as Exhibit 99.2 and are each incorporated herein by reference.

The information in Item 2.02 of this report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of March 13, 2017.
99.2	Green Brick Partners, Inc. - Fourth Quarter 2016 Investor Call Presentation, dated March 13, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:    March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of March 13, 2017.
99.2	Green Brick Partners, Inc. - Fourth Quarter 2016 Investor Call Presentation, dated March 13, 2017.